We make things work for you.

Public Service Enterprise Group

Presentation to the Financial Community

New York, New York

March 18, 2009

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries’ future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, policies and regulation, including market structures and rules.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.

Changes in technology and increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

Delivering Value: Today and Tomorrow

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Delivering Value: Today and Tomorrow

Agenda

Stephen Byrd

PSEG Energy Holdings – Review and Outlook

9:00 – 9:30

PSE&G and PSEG Energy Holdings – Q&A

9:30 – 9:45

Presenter

Presentation

Time

Ralph Izzo

Summary and Q&A

Tom O’Flynn

PSEG Financial Review and Outlook

11:45 – 12:15

Dan Cregg

PSEG Power – Financial Outlook

11:15 – 11:45

Joe Hopf

PSEG Power – Market Overview

10:45 – 11:15

Bill Levis

PSEG Power – Review and Outlook

10:00 – 10:45

BREAK

Ralph LaRossa

PSE&G – Review and Outlook

8:30 – 9:00

Ralph Izzo

PSEG Strategic Overview

8:00 – 8:30

Kathleen Lally

Welcome / Introduction

8:00

Delivering Value: Today and Tomorrow

We make things work for you.

PSEG - Review and Outlook

Ralph Izzo

Chairman, President and Chief Executive Officer

Public Service Enterprise Group …

… an energy provider

meeting the needs of customers

and shareholders.

Meeting
Commitments

Delivering

Value Today

Positioned for
the Future

Delivering Value: Today and Tomorrow

PSEG: Establishing a foundation…

Meeting Commitments

Achieved earnings targets

Operational excellence drove results

Sharpened business focus; international assets sold

Balance sheet strengthened; credit outlook improved

Attractive dividend growth rate

… and building a record that sets us apart.

Delivering Value: Today and Tomorrow

2006 Operating

Earnings*

2007 Operating

Earnings*

2008 Operating

Earnings*

$2.72

$1.72

$2.92

$1.72

$1.87

$2.57

$2.72

$2.80

$3.05

We have achieved the targets we set for earnings...

… despite the turmoil of recent years.

Guidance
Range

Guidance
Range

Guidance
Range

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Initial
Guidance

$2.30

$2.50

**

**2008 Operating results include ($0.11) impact from NDT and MTM

Delivering Value: Today and Tomorrow

PSEG Power’s focus on operational excellence…

… resulted in a record year of power generation.

30,000

40,000

50,000

60,000

50

75

100

0

25

50

Total Generation (GWh)

Nuclear Capacity
Factor (%)

Combined Cycle
Capacity Factor (%)

2007

2008

2007

2008

2007

2008

Delivering Value: Today and Tomorrow

PSE&G’s focus on operational excellence…

0.5

1.0

2005

2006

2007

2008

50

60

70

80

2005

2006

2007

2008

90%

95%

100%

2005

2006

2007

2008

0%

50%

100%

2005

2006

2007

2008

SAIFI

CAIDI

Gas Leak Response Rate

General Inquiry Service Level

Top Quartile Benchmark

PSE&G Performance

… continued a tradition of industry-leading reliability.

Delivering Value: Today and Tomorrow

A focus on value …

… producing a strong financial base.

Sale of international

assets yielded

$ 1.5B over 2007-
2008.

Debt reduced $1.8B*.

Stable credit
outlook achieved.

Improved credit
metrics.

* $1.8B reduction at Enterprise and PSEG Energy Holdings over 2007-2008.

Delivering Value: Today and Tomorrow

Making decisions and achieving results…

… to strengthen operational and financial position.

Delivering Value Today

2009 earnings guidance represents continued
growth

Operational excellence improving results

Core business investments providing attractive
returns

Dividend increased – 6th consecutive year; 102nd
year of paying an annual dividend

Strong financial position – credit metrics, liquidity

Delivering Value: Today and Tomorrow

Strong operations and risk controls…

… position us to meet challenges of today’s market.

Asset optimization yielding
results

Forecasting record power generation

for 2009

Power’s BET (Back-end Technology)

construction on time, on budget

7th successful BGS auction insulates
Power from market volatility

On track to achieve
earnings growth in 2009.
Guidance maintained at
$3.00 - $3.25.

Investment focus on projects
with attractive risk-adjusted
returns

iPower installation on track

Infrastructure

Energy Efficiency

Solar

Delivering Value: Today and Tomorrow

… continues 102-year history of paying common dividends.

70%

44%

Payout
Ratio

41% - 44%

43%

66%

63%

$1.10

$1.12

$1.33

$1.17

$1.29

$1.14

2004

2005

2006

2007

2008

2009E

*Indicated annual dividend rate

*

Dividends per Share

Sixth consecutive annual increase in common dividend …

Delivering Value: Today and Tomorrow

Operational excellence, financial strength and disciplined investment …

Positioned for the Future

… support shareholder value.

Balanced business mix

BGS: A demonstrated mechanism for meeting
customer supply at market prices for multi-year period

Federal and State policies provide opportunities for
growth – Leadership position in energy policy

T&D investments providing growth with minimal rate
impact

Strong financial position and cash flow provide
flexibility in volatile markets – No need to issue equity

Delivering Value: Today and Tomorrow

Energy Policy has moved to the forefront of the national agenda.

PSEG is well-situated to respond.

“No single issue is as fundamental to our future

as energy.”

-  President Obama, January 26, 2009

“By embracing new approaches to energy, we are providing the pathway to both economic prosperity and environmental
protection.”

- Governor Jon Corzine, October 22, 2008

Delivering Value: Today and Tomorrow

Anticipate Congressional action in energy legislation…

Energy legislation emphasis

Renewable Portfolio Standard

Transmission expansion

Smart grid investments

Carbon legislation drivers for action

EPA – States – International negotiations

Congress looking for simplicity

Obama Administration’s 10-year budget proposal
includes $645 billion from emission allowances, or $12 –
$15/ton in 2012 and increasing to $15 - $20/ton in 2020

… which could be combined with federal carbon legislation.

Delivering Value: Today and Tomorrow

PSEG establishing a policy leadership position …

Power LLC

Energy Holdings

Electric and Gas
Delivery

Leveraged Leases and
Renewable Investments

Regional
Wholesale Energy

… in promoting a sustainable energy future.

PSE&G positioned to
meet NJ’s energy policy
and economic growth
objectives with $1.7
billion investment
program.

PSEG Power’s low-cost
baseload nuclear fleet
well-positioned in
carbon constrained
environment.

PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities.

Compressed Air Energy
Storage (CAES)

Solar

Offshore wind

Delivering Value: Today and Tomorrow

AMERICA'S LARGEST CORPORATIONS
FORTUNE
500

ReliabilityOne™

NJBIZ

BALANCED SCORECARD HALL OF FAME
FOR EXECUTING STRATEGY

Forbes

SEPA

PSEG leadership recognized

Named one of the Most
Admired Companies,
2007 & 2008

Dow Jones

Sustainability Indexes

One of 125 companies
named to DJSI North
America and one of only
10 U.S. electric
companies included

ALL BUSINESS

ALL NEW JERSEY

Corporation of the year 2007

One of the 400 best
big companies, 2008

PSE&G named America’s Most
Reliable Utility

Mid-Atlantic Region

winner for the 7th straight year

PSEG Chairman
Ralph Izzo named
CEO of the year

Carbon Disclosure
Leadership Index 2008

2008 Balanced Scorecard
Achievement Award

Solar electric power association

Delivering Value: Today and Tomorrow

PSEG – Delivering Value: Today and Tomorrow

Delivering
Value Today

Positioned for
the Future

Achieved earnings targets

Operational excellence
drove results

Sharpened business focus;
international assets sold

Balance sheet
strengthened; credit
outlook improved

Attractive dividend growth
rate

2009 earnings guidance
represents continued
growth

Operational excellence
improving results

Core business
investments providing
attractive returns

Dividend increased – 6th
consecutive year; 102nd
year of paying an annual
dividend

Strong financial position
– credit metrics, liquidity

Balanced business mix

BGS: A demonstrated
mechanism for meeting
customer supply at market
prices for multi-year period

Federal and State policies
provide opportunities for
growth – Leadership position
in energy policy

T&D investments providing
growth with minimal rate
impact

Strong financial position and
cash flow provide flexibility in
volatile markets – No need to
issue equity

Meeting
Commitments

Delivering Value: Today and Tomorrow

Operational excellence, financial strength and disciplined investment…

… position us well in today’s market.

Low payout ratio and strong balance sheet provide support

Is dividend secure?

Strong balance sheet, credit metrics and liquidity

What is the impact of
credit market stress?

Strong cash flow well in excess of PSE&G’s equity
requirements

Do you need equity?

Carbon friendly

Federal and State Policy initiatives support capital plans

How is PSEG affected
by policy changes?

Multi-year hedging profile supported by core assets

Asset balance dampens relative fuel price volatility

Capacity markets provide stability

What’s the impact of
commodity volatility?

PSE&G current/pending rate needs equal 2-4% impact

BGS supply generally priced at market

What is impact on
customer from capital
programs?

PSEG Position

Market’s Questions

Delivering Value: Today and Tomorrow

PSE&G - Review and Outlook

We make things work for you.

Ralph LaRossa

President and Chief Operating Officer, PSE&G

Earnings targets met

Transmission formula rate
treatment received from
FERC

Strong O&M control

Reduced Distribution capital
expenditures

National ReliabilityOne
Award winner

Earnings on track to meet
2009 guidance

Distribution base rate case
filing mid-2009 to address
capital and O&M recovery

Transmission investment
increasing

New customer information
system to go-live end of 1st
quarter

Active participant in shaping
State energy policy

Prepared to meet NJ’s
stimulus and energy goals

Resolve Distribution base
rate case by mid-2010

Investment program
responsive to NJ’s
economic and energy-
related goals

Transmission formula rates
provide current return on
invested capital

Earnings growth in line with
capital investment

Continue to lead the nation
in electric reliability

PSE&G – Delivering Value: Today and Tomorrow

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Delivering Value: Today and Tomorrow

PSE&G met earnings targets…

… through fair rate treatment and diligent O&M management.

2007 Operating

Earnings*

Sales

Weather

O&M

Depreciation,

Interest and

Other

Taxes

2008 Operating

Earnings*

$350M

$370M

Guidance
Range

$330M

$350M

Guidance
Range

$376M

($21M)

($7M)

$10M

($9M)

$11M

$360M

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow

Regulatory decisions…

PSE&G’s revenues fall under the regulatory jurisdiction of:

NJ Board of Public Utilities (BPU)

Commission has jurisdiction over Electric and Gas Distribution and
Energy Master Plan investments

Anticipate filing Electric and Gas base rate case in mid-2009

Last base rate case resulted in settlement effective November 2006

Federal Energy Regulatory Commission (FERC)

Commission has jurisdiction over Electric Transmission revenues

Formula rate treatment for Transmission effective on October 1,
2008 with true-up adjustments for operating and maintenance
expense and capital on annual basis

Allowed ROE of 11.68%

Additional incentive of 1.25% ROE for Susquehanna-to-Roseland investment

… have provided PSE&G the opportunity to earn a fair return.

Delivering Value: Today and Tomorrow

PSE&G refocused its investments in late 2008 in response to the 4th quarter market stress.

PSE&G’s current investment plan…

34%

51%

15%

0%

30%

1%

20%

49%

32%

17%

1%

50%

… provides for growth in rate base of 9% which drives solid growth in earnings from 2009 – 2011 of 13% - 14%.

PSE&G Rate Base

28%

25%

1%

46%

Electric Transmission

Electric Distribution

Gas Distribution

Energy Master Plan

2008

Rate Base $6.9B
Equity Ratio ~ 50%

2009

Rate Base $7.4B
Equity Ratio ~ 51%*

2010

Rate Base $8.0B
Equity Ratio ~ 51%*

2011

Rate Base $8.8B
Equity Ratio ~ 51%*

*Pending regulatory approval

Delivering Value: Today and Tomorrow

0

100

200

300

400

500

600

2007

2008

2009

2010

2011

Reliability Performance Metrics compared to
Peer Panel have been Top Quartile since:

National ReliabilityOne
Award winner three of
the last four years

… and focusing investment to achieve top quartile reliability performance.

PSE&G Base* O&M

2004

CAIDI

2006

Damages per Locate 1,000 Requests

2000

Leak Response Rate

2003

Gas Leak Reports per Mile

2004

MAIFI (Excluding Major Storms)

2000

SAIFI (Excluding Major Storms)

CAGR

2007 – 2011:   0.6%

2008 – 2011:   2.0%

PSE&G manages O&M growth by capturing productivity gains…

*Excludes pension, EMP and revenue generating expenses

Delivering Value: Today and Tomorrow

2008 Operating

Earnings*

Weather

Transmission

Pension

Depreciation,

Interest and Other

2009 Guidance

$360M

$5 - 10M

$320 –

$345M

$10 - 15M

… increasing pension, depreciation and interest costs.

($40 - 35M)

($15 - 5M)

In 2009, controlling O&M will mitigate the effects of…

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow

PSE&G – Business Drivers

Operational excellence and effective cost
management

Distribution rate case should improve
2009 ROE’s of 8.0% - 8.8% to 9.0% - 9.5%

Addresses capital investment, O&M and

sales losses

1% change in Distribution rate case ROE for

2010 = ~$21M change in earnings

Transmission Investment under formula

rates.  ROE ~ 11.7%

Capital Stimulus could provide an

additional 25 – 50 basis points to ROE

Energy Master Plan investments for

Energy Efficiency and Renewables could

provide an additional 5 – 10 basis points

to ROE if approved as planned.

A ±1% deviation in sales would result in a
±$15M change to margin revenues

$320 – $345M

2009 Guidance

2010+ Drivers

Delivering Value: Today and Tomorrow

PSE&G has been working with key stakeholders…

Federal

Collaborated with EEI and NRDC on key energy positions for
the American Recovery and Reinvestment Act of 2009

State

Worked with the Governor’s office and the New Jersey BPU to
craft programs that would create jobs and stimulate the New
Jersey economy

Worked with solar developers and the New Jersey BPU on
“Solar 4 All” program that will help the state meet aggressive requirements for renewable portfolio standards

Working with key legislators on Rate Stabilization legislation that will correct deficiencies in the current rate making process

Federal and State

Secured additional LIHEAP and NJ SHARES funding to assist
customers with energy bills

… to guide rulemaking.

Delivering Value: Today and Tomorrow

2008 Regulatory Activities

A.

 Solar Loan Program
 ($105M)

Approved April 2008

Up to 30MW

B.

 Demand Response
 ($63M)

Filed August 2008.  Decision

pending

Reduce demand by residential
and small commercial
customers by 150MW

C.

 Carbon Abatement
 Program ($47M)

Approved December 2008

Provides energy efficiency
programs

A

C

B

2009 Regulatory Activities

D.

Capital Economic Stimulus Infrastructure Investment

Program ($700M)

Filed January 2009, expected BPU decision in April 2009

Accelerate capital investments to promote economic stimulus and promote job growth in NJ

E.

Solar Loan Program – Phase II

To be filed March 2009

F.

File Electric and Gas Distribution

base rate case

To be filed mid-2009

G.

Energy Efficiency Economic Stimulus Program
($200M)

Filed January 2009, expected BPU decision by mid-year 2009

Promote job growth and stimulate NJ economy via energy
efficiency expenditures

H.

Solar 4 All ($800M)

Filed February 2009, expected BPU decision by August 2009

120MW of utility-owned solar generation

D

E

G

H

I

2010 Regulatory Activities

I.

Resolve Electric and

Gas Distribution

base rate case

Normal BPU schedule would
have resolution of rate
proceeding by mid-2010

2011 will be first full year of
rate relief

2008

2009

2010

May

Dec

Dec

Jan

Jan

Jun

F

… with a manageable rate increase of 2% - 4% to customers.

$215M Filed

PSE&G is well positioned to respond to NJ’s needs…

Delivering Value: Today and Tomorrow

0

100

200

300

400

500

600

700

800

2009

2010

2011

Capital Infrastructure Stimulus

Energy Efficiency Stimulus

Solar II

Solar 4 All

… have potential to add 10% - 15% a year to earnings through 2011.

PSE&G Annual Potential Capital Investments

Rate Base Including Potential Investments

31%

4%

18%

47%

28%

22%

5%

45%

Electric Transmission

Electric Distribution

Gas Distribution

Energy Master Plan

$9.8B

$8.8B

2011

2010

An additional ~$1.4B of
investments to be added
2009-2011 if appropriate
regulatory treatment is
received

Filed positions:

10.3% ROE

51% Equity Ratio

PSE&G’s additional investment proposals …

Delivering Value: Today and Tomorrow

Projects to NY

Neptune HVDC project (685 MW)
Sayreville to Long Island

Linden VFT project (330 MW) Linden
to Staten Island

Bergen O66 project (670 MW)
Bergen to ConEd’s West 49th St

Roseland U2-046 HVDC project
(660MW)  to ConEd’s West 49th St

Deans U2-047 HVDC project
(660MW)  to Long Island

The Linden VFT project U2-077 (300
MW) Linden to NY

Bergen U2-100 project (1,000 MW)
connecting Bergen to NY

Projects to NJ

PSE&G’s evaluation of
the proposed backbone
Transmission projects:

Susquehanna -
Roseland

AEP Interstate-765
project into Deans

MidAtlantic Power
Pathway project into
Salem

As a result NJ will need new generation, DSM or additional
transmission imports.

Total Import
Capability

~ 5,000 MW

Total Export
Capability

~ 4,300 MW

2009-2019 NJ Summer Peak
Growth Rate = 1.7%

Sources: Imports: PSE&G Estimates;  Exports:  PJM 2008 RTEP;  Load Growth: PJM 2009 Load Forecast Report

NJ’s load is expected to grow 3,800MW by 2019, with net imports increasing ~700MW.

Delivering Value: Today and Tomorrow

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Transmission Growth

PJM approved the $750M Susquehanna to
Roseland line in October 2007

Siting and permitting process underway

Incentives approved by FERC:

ROE: 12.93% (125 basis point adder)

100% CWIP in Rate Base

FERC approval of Sub-Transmission to
Transmission system reliability investments
represents about $340M through 2011, post-2011
~$60M per year

Other approved RTEP projects ~$250M also
contribute meaningfully to improved reliability and
earnings growth

PJM approved the Branchburg-Roseland-Hudson
line in November 2008.  Additional 500 kV
investments brings potential capital expenditures to
approximately $1.0 -1.5B

These opportunities will require substantial deployment of capital with siting and permitting as the major challenges.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

I-765

Interstate

Project

PSE&G implemented fully-forecasted formula rates with an 11.68%
base ROE, which provides attractive current return on investments.

Delivering Value: Today and Tomorrow

18.5

0

2

4

6

8

10

12

14

16

18

20

PSE&G

Average

2011

Based on tariff rates in effect in Nov 2008, does not include effects of the BGSS decreases effective Jan 1, 2009 and March 1, 2009.

… produces superior value to our electric and gas customers.

Electricity

(500kWh/month bill)

BGS

Delivery

Clauses

17.7

1.79

0.00

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

2.00

PSE&G

Average

2011

Gas

(100 therm/month bill)

BGSS

Delivery

Clauses

1.65

Source: Rates from PSE&G, NYPSC and PAPUC

1.70

BGSS

Delivery *

Clauses

BGS***

Delivery *

Clauses

Potential
Investments**

18.1

* Includes base rate increases

** Includes NJ stimulus filing (Capital and EEE), Solar 4 All and Solar II

Potential
Investments**

*** Assumes BGS/BGSS pricing remains constant

Combining operational excellence with prices comparable to
regional competitors …

Delivering Value: Today and Tomorrow

Earnings targets met

Transmission formula rate
treatment received from
FERC

Strong O&M control

Reduced Distribution capital
expenditures

National ReliabilityOne
Award winner

Earnings on track to meet
2009 guidance

Distribution base rate case
filing mid-2009 to address
capital and O&M recovery

Transmission investment
increasing

New customer information
system to go-live end of 1st
quarter

Active participant in shaping
State energy policy

Prepared to meet NJ’s
stimulus and energy goals

Resolve Distribution base
rate case by mid-2010

Investment program
responsive to NJ’s
economic and energy-
related goals

Transmission formula rates
provide current return on
invested capital

Earnings growth in line with
capital investment

Continue to lead the nation
in electric reliability

PSE&G – Delivering Value: Today and Tomorrow

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Delivering Value: Today and Tomorrow

We make things work for you.

PSEG Energy Holdings -
Review and Outlook

Stephen Byrd

President and Chief Operating Officer, PSEG Energy Holdings

PSEG Energy Holdings – Delivering Value: Today and Tomorrow

Exceeded earnings
targets

Strong 2008 Texas
performance well
above expectations

Stable earnings from
US contracted
generation assets

Sale of international
assets yielded $1.5B over
2007-2008

Proactively reserved for
potential LILO/SILO
liability

Earnings on track to meet
2009 guidance

Achieving predictable
performance from
contracted US generation
assets

Improving Texas
operations via asset
management agreement
with PSEG Power

Redeemed approximately
$280M of Texas project
debt in the first quarter of
2009

Managing risk by limiting
growth in lease tax liability

Sufficient liquidity and
credit strength to fund
potential LILO/SILO liability
through cash, asset value
and debt capacity

Exploring opportunities to
optimize other U.S. assets

Pursuing attractive
renewable generation
opportunities

Compressed Air
Energy Storage
(CAES)

Solar

Offshore Wind

Meeting
Commitments

Delivering
Value Today

Positioned for
the Future

Delivering Value: Today and Tomorrow

PSEG Energy Holdings will continue to maximize the value of its investment portfolio, …

PSEG Energy Holdings operates through two
      primary subsidiaries:

PSEG Global

Owns approximately 2,400 MW of
domestic generation capacity

2,000 MW merchant CC in TX

400 MW contracted in CA, HI, NH

Small remaining international
investments with a total book value of
under $25M

Pursues unregulated renewables
opportunities: CAES, solar and
offshore wind

PSEG Resources

Generates earnings and cash from
lease investments (primarily in
energy-related assets)

Continues to opportunistically
monetize investments as appropriate

… while identifying opportunities for growth driven by climate change.

PSEG Energy Holdings
2009 Operating Earnings Guidance

$0 – $20M

TOTAL

($10 – 20)

PSEG Resources

$15 – $35

PSEG Texas

($5) – $5

PSEG Global
(excluding Texas)

2009 Operating Earnings Guidance

Delivering Value: Today and Tomorrow

By reducing its investment in international assets …

… Holdings has decreased its risk profile and improved its
business focus.

$0.4

$0.5

$0.5

$0.8

$2.2

$1.4

$0.1

2004

2006

2008

2009 Projected*

PSEG Global Invested Capital
($ Billions)

$2.6B

$1.9B

$0.6B

$0.8B

*Investment Includes redemption of Texas debt in February 2009

International

Domestic

Delivering Value: Today and Tomorrow

Texas assets are the major driver of PSEG Global’s business
results.

PSEG Texas projected EBITDA reflects higher maintenance costs and market uncertainty.

Strong 2008 performance from favorable market in Spring 2008

Looking ahead to 2009:

Uncertainty on gross margin impact from new wind additions

Operations and maintenance costs approximately $20M higher in 2009 than 2007 as plants enter periods of major maintenance

Longer-term:

Continued uncertainty from wind

Positive impact from transmission build-up and potential unit mothballing by other generators

70 – 80

35 – 45%

140 – 150

16%

4.5 - 5.5

2009

PSEG

Market

214

162

$186

Gross
Margin ($M)

147

47.9%

14%

9.0

2008

104

48.7%

15%

6.9

2007

$130

54.4%

16%

$6.7

2006

EBITDA*

($M)

Capacity
Factors

Reserve
Margin

Nat. Gas
Henry Hub Spot
($/mmBtu)

*Excluding Mark-to-Market Accounting effects

Delivering Value: Today and Tomorrow

Global continues to focus on monetizing non-core assets …

International Assets:

Total book value of $24M in India and Venezuela

Other Domestic Assets:

GWF Energy (CA) – 363 MW (60% Ownership)

GWF & Hanford (CA) – 132 MW (50% Ownership)

Kalaeloa (HI) – 208 MW (50% Ownership)

Bridgewater (NH) – 16 MW (40% Ownership)

Conemaugh (PA) – 15 MW (4% Ownership)

Renewables:

Compressed Air Energy Storage (Energy Storage & Power joint venture):

Technology can be used to optimize an intermittent renewable energy source, such as wind, by storing energy at night and releasing this stored energy during the day when customers need power

Offshore Wind:

In October 2008, the New Jersey Office of Clean Energy (OCE) awarded a $4M grant to a PSEG Global joint venture in order to advance the development of a
350 MW wind farm approximately 16 miles off the shore of southern New Jersey

Solar:

Ongoing additional opportunity evaluation and investment

… while enhancing the performance of domestic assets and
identifying opportunities for renewable growth.

Net other domestic owned
capacity: 395 MW;
Book value: $162M

Delivering Value: Today and Tomorrow

Resources is focused on managing its current investment
portfolio.

Net Investment in lease portfolio of $0.3B

Book investment of $2.3B less deferred taxes of $2.0B

Assuming 100% litigation loss, the lease portfolio would generate $2.1B of after-tax cash over the remaining life of the portfolio

Net present value of after tax cash flow using 8% discount rate would be approximately $800M

17

8

LILO/SILO Lease Termination Revenue

(54)

(43)

IRS LILO/SILO Interest**

48

51

Non-LILO/SILO  Lease Revenue

2

27

LILO/SILO Lease Revenue

13

43

Total Lease Related

(22)

20

After Tax Earnings

(35)

2009 Forecast
($ Millions)

2008*
($ Millions)

PSEG Resources Earnings

(23)

Interest, G&A, Taxes & Other

*Normalized to exclude June LILO/SILO accounting adjustment.

**IRS Interest  accrued for LILO/SILO  tax deficit.

2009 earnings reflect reduced LILO/SILO lease income pending IRS resolution.

PSEG Resources Lease Portfolio Overview

Delivering Value: Today and Tomorrow

Resources continues to monitor its tax risks …

June 2008 results included after tax charges of $490M:

$135M interest reserve

$355M reduced return due to cash flow timing

This charge will be reversed into income over the remaining terms of the affected leases

Charge represents reserve against approximately 85% of potential estimated liability

As of 12/31/08, $180M deposited with IRS

The forecast of cash available assumes interest payments to IRS to limit growth in liability

PSEG anticipates paying between $500 - $920M for the tax years 1997 -
2003 to the IRS.

PSEG will then file for refund and commence litigation to recover these amounts

… and maintains a flexible plan to handle the uncertainty.

Delivering Value: Today and Tomorrow

PSEG Energy Holdings – 2008 Earnings Drivers

2007

Operating

Earnings*

Global’s Lost

Income on

Asset Sales

Resources’

Lease Income

& LILO/SILO

Interest

Interest

Expense

Taxes

Texas Margin

Texas Mark to

Market Impact

2008

Operating

Earnings*

2008 MTM

2008

Operating

Earnings

without MTM

$99M

($65M)

($21M)

$34M

$18M

$26M

$123M

$101M

($14M)

$2M

Holdings 2007 vs 2008 Operating Earnings

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow

2008 Operating

Earnings

without MTM

Texas Margin

and Major

Maintenance

Texas Project

Financing Paid

Off

Interest & Other

Global Taxes

Resources

Lease Income &

LILO/SILO

Interest

Resources

Interest, G&A,

Other & Taxes

2009 Guidance

PSEG Energy Holdings – 2009 Earnings Drivers

$99M

$0 – 20M

($50 - 40M)

($4 - 2M)

$17M

($20 - 16M)

($31 - 29M)

($11 - 9M)

Holdings 2008 Operating Earnings vs 2009 Guidance

Delivering Value: Today and Tomorrow

PSEG Energy Holdings – Business Drivers

$0 – 20M

2009 Guidance

2010+ Drivers

Sale of remaining international assets
(Book value $24M)

Continued defense of LILO/SILO lease
position with improved return post-
resolution

Focused management of domestic
contracted generation portfolio

Support of 2009 joint venture Energy
Storage & Power in efforts to license
CAES 2 technology

Pursuit of renewable development with
focus on Solar and Offshore Wind

Texas Spark Spread change of
±$5/MWh at market – impact of
approximately $0.03/share

Delivering Value: Today and Tomorrow

PSEG Energy Holdings — Delivering Value: Today and Tomorrow

Exceeded earnings
targets

Strong 2008 Texas
performance well
above expectations

Stable earnings from
US contracted
generation assets

Sale of international
assets yielded $1.5B over
2007-2008

Proactively reserved for
potential LILO/SILO
liability

Earnings on track to meet
2009 guidance

Achieving predictable
performance from
contracted US generation
assets

Improving Texas
operations via asset
management agreement
with PSEG Power

Redeemed approximately
$280M of Texas project
debt in the first quarter of
2009

Managing risk by limiting
growth in lease tax liability

Sufficient liquidity and
credit strength to fund
potential LILO/SILO liability
through cash, asset value
and debt capacity

Exploring opportunities to
optimize other U.S. assets

Pursuing attractive
renewable generation
opportunities

Compressed Air
Energy Storage
(CAES)

Solar

Offshore Wind

Meeting
Commitments

Delivering
Value Today

Positioned for
the Future

Delivering Value: Today and Tomorrow

We make things work for you.

PSEG Power – Overview

Bill Levis

President and Chief Operating Officer, PSEG Power

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Achieved earnings targets

Improved operating
performance of generation
fleet

Environmental
commitments met

$1 Billion capital expense
on budget, met specs

Disciplined hedging
strategies have managed
earnings volatility and
reduced risk

On target to meet 2009
earnings guidance of
$1,210M to $1,285M

Continued Operational
Excellence Model (OEM)
implementation with
demonstrated
improvements at Fossil

Sustained, strong nuclear
performance

Successful multi-year
hedging strategy
supported by BGS, RPM in
liquid markets

Effective management of
costs and capital programs
to drive value

Low-cost, baseload
nuclear fleet benefits in
carbon constrained world

BET installation improves
operating capability of coal
fleet and enables a wide
variety of coals

Expansion opportunities
through existing
experience and
infrastructure, including
peaker bids

Strong free cash flow

PSEG Power - Delivering Value: Today and Tomorrow

Delivering Value: Today and Tomorrow

Low-cost portfolio

Regional focus in competitive, liquid
markets

Assets favorably located near
customers/load centers

Many units east of PJM
constraints

Southern NEPOOL/ Connecticut

Market knowledge and experience
to maximize the value of our assets

… with low cost plants, in good locations, within solid markets.

Power’s assets support commitments in a dynamic environment…

18%

45%

9%

27%

Fuel Diversity

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced – 2008

53%

23%

23%

Pumped Storage
& Oil 1%

Nuclear

Coal

Gas

Total GWh: 55,300

Total MW: 13,576

Delivering Value: Today and Tomorrow

… of serving full requirement load contracts, while maintaining optionality under a variety of conditions.

Power’s assets along the dispatch curve reduce the risk…

X

X

Ancillary Revenue

X

X

X

X

Capacity Revenue

X

X

Energy Revenue

X

X

Dual Fuel

Baseload units

Load following units

Peaking units

Illustrative

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1,2

Burlington 8-9-11

Edison 1-2-3

Essex 10-11-12

Bergen 1

Sewaren 1-4

Hudson 1

Mercer1, 2

Bergen 2

Sewaren 6

Mercer 3

Kearny 10-11

Linden 5-8 / Essex 9

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

Peaking

BEC

Yards

Creek

National Park

Delivering Value: Today and Tomorrow

Nuclear has successfully transitioned to independent operations…

Industrial Safety Excellence

Lowest OSHA recordable rate ever

Equipment Reliability Excellence

Highest output ever, highest summer output ever

Forced Loss Rate improvement

Highest capacity factor of any unit in the country for Hope Creek

Refueling Outage Excellence

57 days – second fastest steam generator outage in industry

New industry standard on dose

Salem fall outage was the first PWR to complete Reactor Vessel Nozzle weld mitigation requirements, and was completed within 18 hours of top quartile for standard outage

Strengthened Nuclear Fundamentals

Maintained site focus on Excellence – ensured organization focus on behaviors, highlighted nuclear safety culture principles weekly, strengthened industry peer group contacts and interaction.

Strengthened Stakeholder Confidence

Hope Creek Extended Power Uprate (EPU) – 150 MW

Successful NRC/FEMA graded emergency planning exercise

Successful NRC Force-on-Force evaluation

Withdrawal of National Guard and State Police

… and had a year of numerous accomplishments in 2008.

Delivering Value: Today and Tomorrow

Our nuclear performance has continued to improve…

79

80

97

94

92

97

96

96

97

96

97

2004

2005

2006

2007

2008

2009 Target

24.7

27.3

29.1

28.4

29.3

29.8

2004

2005

2006

2007

2008

2009 Target

INPO Index (   )

Highest capacity factor in the industry for Hope
Creek in 2008

Highest Nuclear output in Power’s history

2008 INPO Index for NJ Units of 92 would have
been 97, excluding planned Salem steam
generator replacement

Nuclear Generation Output (   )

(000’s GWH)

Forced Loss Rate (   )

(%)

3.1

2.1

0.6

0.7

0.6

0.6

0.6

0.6

1.0

11.1

0.7

2004

2005

2006

2007

2008

2009 Target

… as we maintain our relentless drive for excellence.

NJ Units

1st Quartile

NJ Units

1st Quartile

Delivering Value: Today and Tomorrow

Salem’s benchmarking against the industry assures a constant striving for excellence…

… and Salem has closed gaps even with 2008 results impacted by a planned steam generator outage.

Indicator

Unit

2004

2005

2006

2007

2008

2009 PROJ

1

2

Industrial Safety (OSHA)

1

2

1

2

1

2

Safety System Reliability

1

2

1

2

1

2

1

2

1

2

1

2

1

2

Production Cost

Fuel Reliability (annual value)

CM Backlogs (annual value)

1

2

Forced Outages (annual value)

Significant Events

     Emergency Diesel Generators (3-year avg)

     Auxiliary Feedwater (3-year avg)

     Safety Injection (3-year avg)

Chemistry Performance/Effectiveness Index

Capacity Factor

Forced Loss Rate

Refueling Outage Duration (annual value)

INPO Index  (not an average)

Collective Radiation Exposure

Unplanned Scram Rate  (per 7000 hrs)

Key

N/A

4th Quartile

3rd Quartile

2nd Quartile

1st Quartile

Delivering Value: Today and Tomorrow

Hope Creek’s performance against its peers has greatly improved…

… and has set top quartile performance goals across the board for
2009.

Indicator

2004

2005

2006

2007

2008

2009 PROJ

INPO Index  (not an average)

Industrial Safety (OSHA)

Collective Radiation Exposure

Unplanned Scram Rate  (per 7000 hrs)

Significant Events

Safety System Reliability

     Emergency Diesel Generators  (3-year avg)

     Residual Heat Removal  (3-year avg)

     High Pressure Coolant Injection  (3-year avg)

Chemistry Performance/Effectiveness Index (18 month)

Capacity Factor

Forced Loss Rate

Refueling Outage Duration  (annual value)

Production Cost

Fuel Reliability  (annual value)

CM Backlogs  (annual value)

Forced Outages  (annual value)

Key

4th Quartile

3rd Quartile

2nd Quartile

1st Quartile

Delivering Value: Today and Tomorrow

Fossil met most 2008 objectives…

Capture value through Operational Excellence Model implementation

Achieved record output in 2008

Achieved record summer output in 2008

Hudson / Mercer back end technology implementation

Completed Mercer 1&2 baghouse installation, also completed first full year
Bridgeport Harbor – baghouse operations

Met all Consent Decree milestones

Early benefit from balance of plant work at Hudson

Outage planning and execution, seasonal readiness

Total planned outage days completed ahead of schedule

Shortened peaking outage durations (Spare LM6000)

Integrate operation with growth opportunities

Transitioned management of Texas operations into Fossil

Won Request For Proposal (RFP) for peaker at New Haven

Opacity Controls

Decrease in opacity events by 62% since 2006 and by 35% from 2007 to 2008

… and continues to improve through implementation of the
Operational Excellence Model.

Delivering Value: Today and Tomorrow

Power’s coal capacity is an area identified for improvement…

Outages related to the installation

   of BET have reduced output in

   2007 – 2009

Continued drive to enhance our

     environmental footprint

Output (   )

(000’s GWh)

15.3

14.9

13.1

13.0

13.0

2005

2006

2007

2008

2009 Target

Forced Outage Rate (   )

(% EFORD)

11.1

11.3

7.9

8.4

6.0

2005

2006

2007

2008

2009 Target

SO

2

and NOx Rates (   )

(lb/mmbtu)

1.12

1.01

0.91

0.96

0.73

0.34

0.29

0.20

0.21

0.16

2005

2006

2007

2008

2009 Target

… and BET and major capital improvements will prepare us for the future.

SO2

NOx

Delivering Value: Today and Tomorrow

Power’s Combined Cycle capacity has shown significant
improvement…

Output has shown continued upward
trend based on market dynamics
and operational excellence model

Approaching top quartile forced
outage rate

Benefits from heat rate improvement

   program

Output (   )

(000’s GWh)

12.2

12.1

9.9

7.6

4.3

2005

2006

2007

2008

2009 Target

Forced Outage Rate (   )

(% EFORD)

7.0

3.4

2.5

1.8

1.1

2005

2006

2007

2008

2009 Target

Period Heat Rate (   )

(mmbtu/kwh)

7,847

7,928

7,768

7,587

7,552

2005

2006

2007

2008

2009 Target

… benefiting from operating enhancements and market dynamics.

*

*

*

*

*Includes Texas

Delivering Value: Today and Tomorrow   59

Performance has improved for Power’s peaking fleet…

Peaking start success results in

      opportunities in ancillary and

      real time markets

Significant improvements driven by

      investments in the facilities

Peaking provides flexibility in serving

      load and managing needs of a diverse

      market

Start Success (   )

97

99

97

99

99

2005

2006

2007

2008

2009 Target

Forced Outage Rate (   )

(% EFORD)

17.2

22.8

18.9

12.7

8.0

2005

2006

2007

2008

2009 Target

Equivalent Availability (   )

86

76

77

91

93

2005

2006

2007

2008

2009 Target

… and will be increasingly relied upon as markets tighten.

Delivering Value: Today and Tomorrow   60

The mission of the units in the peaking fleet varies by type of unit…

… with a balance of opportunities in energy, capacity and ancillary products.

Gross Margin Contribution From All Peaking Units

Peaking provides optionality

Value of peaking units should increase
with increase in renewables

Peaking helps in serving BGS product

Energy Units

Technology

Capacity

Energy

Capacity

Ancillary

Forced Outage Rate

# Starts

Burlington 12

LM 6000

168

X

X

X

Kearny 12

LM 6000

175

X

X

X

Essex 9

GE 7 EA

81

X

X

X

Linden 5,6,7,8

GE 7 EA

336

X

X

X

760

4%

4,351

Ancillary Units

Edison 1, 2, 3

FT4

504

X

X

Essex 10, 11, 12

FT4

536

X

X

Burlington 9, 11

FT4

364

X

X

1,404

11%

7,402

Capacity Units

Kearny 10 ,11

FT4

250

X

Sewaren 6

FT4

105

X

Mercer 3

FT4

115

X

Salem 3

FT4

22

X

Bridgeport Harbor 4, Kearny 9

FT4

36

X

National Park, Bergen 3, Burlington 8

FT4

63

X

591

29%

176

Energy

Capacity

Ancillary

Delivering Value: Today and Tomorrow   61

Benchmarking has helped Fossil identify areas for improvement…

Units by Groups:   Coal: Hudson 2, Mercer 1&2 and Bridgeport 3     CC: Bergen 1&2 BEC, Linden 1&2 and *Texas (starting in 2008) ; Peaking: CT units

… and through the Operational Excellence Model we intend to close the gaps for a potential $50M - $75M gain in gross margin.

2004

2005

2006

2007

2008

2009 PROJ

Maintenance Outage Hours

Maintenance Outage Hours

Maintenance Outage Hours

Indicator

Equivalent Availability

Forced Outage Rate (EFORd)

Equivalent Derate Hours

Forced Outage Occurences

Planned Outage Hours

FOR

Equivalent Availability

Forced Outage Rate (EFORd)

Equivalent Derate Hours

Forced Outage Occurences

Planned Outage Hours

FOR

Equivalent Availability

Forced Outage Rate (EFORd)

Equivalent Derate Hours

Forced Outage Occurences

Planned Outage Hours

FOR

Key

4th Quartile

3rd Quartile

2nd Quartile

1st Quartile

Delivering Value: Today and Tomorrow   62

2009 Objectives…

Successful Summer Run

Mercer/Hudson BET

Effective Cost Management

Streamline Outages

Continue OEM Implementation

Industrial Safety Excellence

Equipment Reliability
Excellence

Refueling Outage Excellence

Developing Our People

Effective Cost Management

… will focus our actions to help us achieve our goals.

Nuclear 2009 Objectives

Fossil 2009 Objectives

Delivering Value: Today and Tomorrow   63

The value of Power’s nuclear fleet…

Uprates

Peach Bottom 2 and 3 anticipate incremental 32 MW through
steam path retrofit

Potential for significant uprates remain for the future

License Renewal

Licenses at Peach Bottom 2 and 3 have been renewed
through 2033 and 2034 (respectively)

Power anticipates filing license renewal in the third quarter of
2009 for Salem 1, Salem 2 and Hope Creek

New Nuclear

Power’s Southern New Jersey site is a strong location for a new nuclear unit

Power currently preparing Early Site Permit application for
submission in the second quarter of 2010

… can be improved through uprates, license renewal, and expansion.

Delivering Value: Today and Tomorrow   64

Our capital investment program …

Capex Planned

No Additional Capex Planned

… reduces emissions and positions the company for success.

Hudson (NJ)

Mercer (NJ)

Keystone (PA)

Bridgeport (CT)

Conemaugh (PA)

SCR

SCR

SCR

Low NOx

No additional

2010

Burners

Capex

Scrubber

Scrubber

Scrubber

Ultra-low

Scrubber

2010

2009

2009

Sulfur Coal

Baghouse

Baghouse

Scrubber

Baghouse

Scrubber

2010

2008

(PA compliant)

2008

(PA compliant)

$700 - $750M

$220M

$160M

Capital Expenditures*

NO

x

SO

2

Mercury / Particulate

Forecasted  Environmental

*Excludes IDC

Delivering Value: Today and Tomorrow

Fossil’s projected environmental capital spending declines over time…

… and we anticipate higher output, lower emissions, and greater flexibility in coal sources.

Coal Environmental Capital

Coal Emissions Output

Aggregate emissions will decline nearly 66%
after installation of the pollution control
equipment

The installation will allow for fuel flexibility in
future years

Fossil spending on BET reached a peak of $491
million in 2008

Fossil’s coal fleet will be well positioned by

2010, with a dramatic reduction in capital

spending on pollution control equipment

Coal - NOx

Coal – SO2

352

491

381

175

4

$0

$300

$600

2007

2008

2009

2010

2011

0

20,000

40,000

60,000

80,000

2007

2008

2009

2010

2011

Complete

To Go

Delivering Value: Today and Tomorrow

0

20

40

60

80

100

120

140

160

180

200

0

10

20

30

40

50

60

70

80

0

2

4

6

8

10

12

14

16

18

20

Source: EPA, EIA (2006 and 2007) and PSEG Projection

PSEG Projected NOX Emission Rate for 2011
versus 2007 400 U.S. Coal Plants

Conemaugh

Keystone

Bridgeport

Hudson   Mercer

NOx

Keystone

Bridgeport

Conemaugh

Hudson   Mercer

SO2

PSEG Projected SO2 Emission Rate for 2011
versus 2007 400 U.S. Coal Plants

Keystone

Hudson   Mercer

Bridgeport

Conemaugh

Mercury

PSEG Projected HG Emission Rate for 2011
versus 2006 400 U.S. Coal Plants

Power’s coal assets are undergoing environmental upgrades…

… which will dramatically reduce emissions and prepare the units for the future.

Delivering Value: Today and Tomorrow

-

500

1,000

1,500

2,000

2,500

3,000

Power’s fleet is well positioned for carbon legislation…

… based on its low carbon footprint.

Sources: 2007 EIA 906920 (generation & emission); eGRID 2006 (PJM Interconnection Data)

CO2 Emission Rate (lbs/MWh) Ranking
(PJM Connected Power Plants)

Delivering Value: Today and Tomorrow

Power has demonstrated success in managing large capital
projects…

In Service

($millions)

Bridgeport Harbor 3 Baghouse

2007            160

Salem Steam Generator

2008            240

Hope Creek Uprate

2008            180

Mercer Baghouse

2008            260

Hudson Balance of Plant

2007 - 2008       115

~$1Billion

Near Term

Spent     To Go

Keystone Scrubber

2009        111          27

Mercer Scrubber

2009        135          95

Hudson Scrubber/SCR/Baghouse

2010        291         438

              $537       $560

… with projects placed in service and achieving/exceeding desired results.

In Service

Date

In Service

Date

($millions)

Power’s annual capital
spend for sustainability
has averaged $200M -
$225M over recent years

Depreciation expense is
expected to increase from
2008 ($164M) to 2011
($280M)

Delivering Value: Today and Tomorrow

Fossil is well positioned for growth…

Site Development

Opportunities in upcoming PJM capacity auction

Connecticut Peakers

Deliver on successful RFP efforts

Compressed Air Energy Storage (CAES)

Enabling technology for renewables

Power’s experience will help in managing in a
changing environment

Integration of assets into the portfolio

Renewables in Texas

RECs in managing full requirements contracts

… leveraging our existing infrastructure and experience.

Delivering Value: Today and Tomorrow

PSEG Power – Market Overview

We make things work for you.

Joe Hopf

President, PSEG Energy Resources & Trade

While commodity markets have been turbulent …

Energy markets showed high
volatility in 2008

Capacity markets continue to
be effective

Hedging strategy designed to
enhance stability and visibility
of earnings

Gas asset optimization and
other products round out a
strong portfolio

… Power benefits from operating in liquid transparent markets.

Disciplined approach to
hedging  — controls in place to
manage through volatile
markets

Hedging philosophy manages
risk to a range of outcomes

Range of Potential Results 2009 – 2011
(Illustrative)

2009                                  2010                                  2011

$

Delivering Value: Today and Tomorrow

Power’s hedging strategy secures pricing for near term output…

Sell expected nuclear and coal output forward over a two to three year horizon

Contract fuel to balance position

Buy gas short-term as we sell output from gas units

Utilize liquid markets to manage risk - BGS provides foundation

Annual recontracting opportunity

3-year term mitigates volatility

BGS volume at maximum tranches is approximately 50% of
Power’s coal and nuclear output

Utilize with ancillaries services market and FTRs

… which mitigates the impact of market movements on earnings.

Delivering Value: Today and Tomorrow

2003

2004

2005

2006

2007

2008

2009

Increase in Full Requirements
Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk
Premium

The recent successful completion of the seventh BGS auction...

Market Perspective – BGS Auction Results

… cushions the impact of volatile markets on customers.

Note: BGS prices reflect PSE&G Zone

Full Requirements

3 Year Average

Round the Clock
PJM West
Forward Energy
Price

$55.05

$65.41

~ $18

~ $21

$102.51

~ $32

$98.88

~ $41

~ $43

$111.50

~ $47

$103.72

$55.59

~ $21

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Green

$33 - $34

$36 - $37

$44 - $46

$67 - $70

$58-$60

$68 - $71

$56 - $58

*

*2009 RTC price was ~ $50/MWh at time of auction

Delivering Value: Today and Tomorrow

-

2,000

4,000

6,000

8,000

10,000

12,000

-

2,000

4,000

6,000

8,000

10,000

12,000

Power’s output is sold forward…

… through full requirement contracts and other hedging transactions.

                            2009                                                          2010                                                         2011

                            2009                                                             2010                                                         2011

Nuclear

Coal

CC

Steam / Pk

Existing Hedges

Existing Loads+ Hedges

Existing Loads+ Hedges + Potential Future BGS

Total Fleet On-Peak Average MW

Total Fleet Off-Peak Average MW

Delivering Value: Today and Tomorrow

Our hedging strategy has been effective in 2008 in volatile
markets…

$800

$900

$1,000

$1,100

$1,200

… resulting in strong 2008 results for Power.

$1,110

$1,010

Guidance

Range

$50

$70

$90

$110

$130

$150

2008 Average Monthly PJM West Energy Price

2008 Operating Earnings*

Jan

Dec

$1,050

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow

Commodity prices have been volatile…

*Average of 2 historical months and 10 forward months

… but Power’s diverse asset portfolio and hedging strategy has mitigated the effect of volatility, providing strong results.

$0

$5

$10

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

$0

$20

$40

$60

$80

$100

$120

2004

2005

2006

2007

2008

2009

Fwd *

2010

Fwd

2011

Fwd

Henry Hub NYMEX

($/MMBTU)

Western Hub RTC

($/MWh)

West Hub On Peak

($/MWh)

Central Appalachian Coal

($/Ton)

Note: Forward prices as of 2/6/09

Delivering Value: Today and Tomorrow

The effect of our hedging/forward sales strategy…

Power’s hedging strategy
secures pricing over a 2 - 3 year
future time horizon.

The 3 year BGS Auction period
has the effect of pulling forward
prices back.

… is to create a realized price that is a blend of prior and future pricing, moderating volatility.

*PJM West Average of 2 historical months and 10 forward months as of 2/6/09

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009 Fwd

2010 Fwd

2011 Fwd

PJM West

PS Zone vs PJM West Basis

2009 realized

price

*

Delivering Value: Today and Tomorrow

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007

2008

2009

2010

2011

Annual Average

Historical Monthly

Forecast

Note: Forward prices as of 02/06/09

Spark spreads are in line with rising historical averages…

PJM Western Hub Spark Spread (On-Peak – Henry Hub * 7.5 Heat Rate)

PJM Western Hub Dark Spread (RTC – Central Appalachian Coal * 10 Heat Rate)

$0

$10

$20

$30

$40

$50

2005

2006

2007

2008

2009

2010

2011

… but near term dark spreads have declined as coal prices have risen.

Delivering Value: Today and Tomorrow

$/MWh
PENELEC
WESTERN HUB
PPL
METED
PECO
DPL
RECO
JCPL
BGE
AECO
PSEG
PEPCO

$50

$52

$54

$56

$58

$60

$62

$64

Power’s assets are well positioned…

… deriving higher prices based on locational value.

Historical 5-year Average PJM Energy Price
(Around the Clock)

Note: Reflects prices of original PJM load zones

Current plant locations,

site expansion capability

System Interface

New Haven

Bridgeport

Bethlehem Energy Center

(Albany)

Bergen

Kearny

Essex

Sewaren

Edison

Linden

Mercer

Burlington

National Park

Hudson

Conemaugh

Keystone

Peach Bottom

Hope Creek

Salem

Yards Creek

Delivering value: Today and Tomorrow

Expanded PJM Energy  (000’s GWh)

0

300

600

900

Actual

2008 Forecast

2009 Forecast

Regional Energy Demand Growth (%)

-1%

0%

1%

2%

3%

4%

2009

2010

2011

2012

2013

PJM

EMAAC

New Jersey

PJM forecasts New Jersey to maintain a
higher demand growth rate than the
EMAAC region and  the overall PJM
region off a lower 2008 base

The ultimate demand will be driven by
the economy, but Power’s assets are well
located to manage through difficult times

Electricity demand is anticipated to show
moderate declines

PJM’s January 2009 load forecast
reflects a 0.6% drop in demand from ’08
to ’09

The growth rate forecast is more bearish
than last year’s forecast for ’09 and ’10,
but higher starting in ’11, with absolute
load levels nearly recovered by ‘13

Electric load growth is affected by the economy …

… with Power well positioned during challenging times.

Delivering value: Today and Tomorrow

… Power expects to see continued strong margins from PJM’s
Reliability Pricing Model.

Through the new capacity construct, and pricing at auction
prices…

Power Capacity Receiving RPM

PJM Zones

2007 / 2008

2008 / 2009

2009 / 2010

2010 / 2011

2011 / 2012

Eastern MAAC*

$197.67

$148.80

$191.32

$174.29

$110.00

MAAC

---

---

$191.32 (a)

$174.29

$110.00

Rest of Pool

$40.80

$111.92

$102.04

$174.29

$110.00

* Majority of Power’s assets
(a) – includes APS

MW

Power Total Capacity

13,576

Less New England

(977)

Less New York

(747)

PJM Capacity

11,852

Less RMR (Hudson 1)

(355)

11,497

Less Forced Outage (EFORD)

(881)

Available PJM Capacity

10,616

Less Capacity Absorbed By BGS Pre-RPM

Less Bilateral Capacity Sales Pre-RPM

Equals Capacity Available to Receive RPM Pricing

PJM Capacity Available to Receive Auction Pricing

0

2,000

4,000

6,000

8,000

10,000

12,000

07/08

08/09

09/10

10/11

11/12

Delivering value: Today and Tomorrow

Capacity as an element of the overall pricing for BGS…

… contributed approximately $16/MWh to the 2009 BGS auction price.

*Excludes CTRs

$/MW-day

2009-2010 Auction

$191.32

2010-2011 Auction

$174.29

2011-2012 Auction

$110.00

Three Year Average ($/MW-day)

$158.54

Three Year Average ($/MW-day)

$158.54

MW per Tranche (varies by EDC)

~110

Days per Year

365

Capacity Cost per Tranche

$6,365,000

MW per Tranche (varies by EDC)

~110

Hours per Year

8,760

Load Factor (varies by EDC and demand)

~42%

MWh per Tranche

404,000

Capacity Cost per MWh

~$16

MWh per Tranche

Capacity Price per RPM Auction

Capacity Price per BGS Tranche

Delivering value: Today and Tomorrow

2,847

3,914

7,951

2,035

46,300

80,600

Prior FERC Approval of RPM

After FERC Approval of RPM

The market has responded to RPM …

… with proposals for additional capacity in the queue.

Resources Added Since RPM Began
(16,700 MW)

Proposed Generation in PJM Queue

(MW)

Net exports have decreased by nearly 3,000 MW

Withdrawn deactivation requests and
postponed/cancelled retirements have accounted
for nearly 4,000 MW

Almost 8,000 MW of new generation resources

DSM Resources have increased in each auction

RPM has prompted substantial generation
proposals, with over 34,000 MW added to the
queue since FERC approved RPM

Power has requested PJM study adding 1,000
MW, with the expectation of bidding 300 to 400
MW at our NJ sites in the next auction

Demand Resources

Increase in Generation

Retained Generation

Decrease in Net Exports

Delivering value: Today and Tomorrow

PJM is preparing for the 2012/2013 capacity auction…

The 6th RPM auction for capacity in PJM will take place in May 2009

Auction will cover the period of June 2012 – May 2013

Potential changes from prior auction include:

Update to Net Cost of New Entry from $171/MW-day to $286/MW-day for the RTO ($62/kw-yr to $104/kw-yr)

Duquesne load participation

Locational Delivery Areas (LDAs) include PSEG zone/ PS North

Other issues

PJM issued planning parameters, including LDAs, on Feb 13

FERC expected to rule on proposed changes on March 27

… with a FERC decision anticipated in the near term.

Delivering Value: Today and Tomorrow

Gas Asset Optimization

Large wholesale provider to PSE&G and others

Storage capacity of 80 Bcf (in the Gulf and market regions)

Firm transportation of 1.1 Bcf/Day (on ten pipelines)

Off-system sales margins shared with residential customers

Commercial & Industrial customers (C&I) sales priced monthly at market

Storage spreads capture Summer/Winter price differential on C&I sales

Weather and price volatility drive results

Ancillary Services

Area regulation

Voltage regulation

Black start

Emissions Credits

… continuing to provide $100 to $200 million in margin.

Power has other attractive sources of revenues …

Delivering Value: Today and Tomorrow

RGGI
States

The Regional Greenhouse Initiative (RGGI)…

Cooperative effort by Northeast
states to design a regional cap-and-
trade program to reduce carbon
dioxide (CO2) emissions

Timeline

January 1, 2009 – Implementation

Quarterly auctions have been held

September 2008 clearing price

of $3.07/ton on 12.6M

allowances

December 2008 clearing price

of $3.38/ton on 31.5M

allowances

March 2009 auction for 32M

tons

Power’s anticipated CO2 emissions in
the RGGI regions is 15 – 16M tons

… is in place in the Northeast and may be a precursor to the adoption of a national program.

ME

NY

DE

NH

VT

MA

NJ

RI

PA

MD

CT

Delivering Value: Today and Tomorrow

We make things work for you.

PSEG Power – Financial Overview

Daniel Cregg

Vice President, PSEG Power Finance

2007 Operating

Earnings*

Energy

Capacity

Cost

NDT and MTM

2008 Operating

Earnings*

2008 NDT and

MTM

2008 Operating

Earnings

without NDT

and MTM

… with the achievement of record earnings.

Power met its 2008 earnings commitment…

$949M

$1,107M

$80M

$134M

Operations

Uprates

BGS

Recontracting

Fuel

Full year
RPM

O&M

Depreciation

Other

($50M)

$57M

Power’s 2007 vs 2008 Operating Earnings

$1,050M

$1,850M                                                          EBITDA                                                            $2,170M

($63M)

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow

Power’s results have also generated strong cash flow…

Cash from Operations

Strong cash flow from operations

Cash from Investing

Disciplined approach to investing

Near term conclusion of planned environmental build

Cash from Financing

Successful program to access retail markets yielded
approximately $210 million at 6% - 6.5%

… with benefits derived from many areas.

Cash from Operations

(↑)

($Million)

$600

$1,200

$1,800

2006

2007

2008

Delivering Value: Today and Tomorrow

2008 Operating

Earnings without

NDT and MTM

Energy

Capacity

Other Margin

Cost

2009 Guidance

… with visible sources of value to achieve this result.

Power’s commitment in 2009 reflects continued earnings
growth…

 $1,107M

$1,210 -
$1,285M

$90 – 100M

($25 – 15M)

$88 – 133M

O&M (pension)

Depreciation

Other

($50 – 40M)

Power’s 2008 Operating Earnings vs 2009 Guidance

Operations

Uprates

BGS

Recontracting

Fuel

More capacity
open to auction

BGSS

Other

$2,170M                                                             EBITDA                                           $2,350 - $2,450M

Delivering Value: Today and Tomorrow

% of coal and nuclear output
$/MWh
% of capacity
$/MW-day

0%

25%

50%

75%

100%

2009

2010

2011

$40

$50

$60

$70

$80

$90

0%

25%

50%

75%

100%

2009

2010

2011

$0

$50

$100

$150

Power’s hedging program provides near-term stability from
market volatility…

… while remaining open to long-term market forces.

Estimated EPS impact of
$10/MWh PJM West around
the clock price change*
(~$2/mmbtu gas change)

Contracted Capacity

Estimated EPS impact of
$30/MW-day capacity
price change*

Price

(right
scale)

*As of February 2009; Assuming normal market commodity correlations

Power has
contracted at
attractive prices,
which includes
locational basis
and load shaping
premium.

The pricing for
most of Power’s
capacity has been
fixed through May
2012, with the
completion of
auctions in PJM
and NE.

% sold

(left

scale)

$0.25 - $0.45

$0.10 - $0.20

$0.01 - $0.02

$0.00 - $0.01

$0.00 - $0.01

$0.00 - $0.01

Contracted Energy

Price
(right
scale)

% sold

(left

scale)

Delivering Value: Today and Tomorrow

Power’s coal hedging strategy is matched up with generation…

…with hedged coal pricing aligned with coal output sold.

$0

$10

$20

$30

$40

$50

2008

2009

2010

2011

Anticipated Coal Cost

(Cost/MWh)

Hedged

Open

Mid $20’s

Mid $20’s

Low $40’s

High $40’s/$50

To

High $30’s

High $40’s/$50

Indicative
Pricing

($/MWh)

Prices lower,
moderating

Northern
Appalachian

Conemaugh

Prices lower,
moderating

Northern
Appalachian

Keystone

More limited
segment of
coal market

Metallurgical

Mercer

Flexibility after
BET in 2010

Adaro /
Domestic

Hudson

Higher price,
lower BTU,
enviro coal

Adaro

Bridgeport
Harbor

Comments

Coal Type

Station

Delivering Value: Today and Tomorrow

$0

$5

$10

2008

2009

2010

2011

Anticipated Nuclear Fuel Cost

(Cost/MWh)

Power has hedged its nuclear fuel needs through 2011…

… with increased pricing over that time horizon.

Hedged

Delivering Value: Today and Tomorrow

… including market and operational factors.

Power’s earnings for 2010 will be subject to many influences…

$1,210 – $1,285M

Revenue/Margin

Nuclear output largely contracted

Dark Spread change of $5/MWh at

market – impact of $0.05-$0.10/share

Spark Spread change of $5/MWh at

market – impact of $0.05-$0.10/share

Capacity change of $30/MW-day –

impact of $0.00-$0.01/share

Operations

Operational excellence – 1% change in

nuclear capacity factor – impact of

$0.01-$0.03/share

O&M 1% change – impact of

~$0.01/share

Depreciation increase of ~$0.03/share

due to capital in service

2009 Guidance

2010+ Drivers

Delivering Value: Today and Tomorrow

As national carbon regulation looks increasingly likely…

… Power should benefit based on its low carbon fleet.

The diversity of the portfolio makes Power well positioned to capture value in a wide range of potential regulatory outcomes.

CO2 $/Ton Impact on PJM  Prices and Power’s EBITDA

Illustration at $20 CO2:

(2008 Data)

55 TWh

x ~ $12 to $14/MWh

~ $660 – $770 M revenue

20M tons

x $20/ton

~ $400 M expense

The impact on
electric prices
moderates at higher
CO2 prices as:

-the fleet dispatch
changes, and

-the CO2 intensity of
the grid goes down.

$0

$100

$200

$300

$400

$500

$600

$700

$0

$10

$20

$30

$40

CO2 Price ($/ton)

Delivering Value: Today and Tomorrow

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Achieved earnings targets

Improved operating
performance of generation
fleet

Environmental
commitments met

$1 Billion capital expense
on budget, met specs

Disciplined hedging
strategies have managed
earnings volatility and
reduced risk

On target to meet 2009
earnings guidance of
$1,210M to $1,285M

Continued Operational
Excellence Model (OEM)
implementation with
demonstrated
improvements at Fossil

Sustained, strong nuclear
performance

Successful multi-year
hedging strategy
supported by BGS, RPM in
liquid markets

Effective management of
costs and capital programs
to drive value

Low-cost, baseload
nuclear fleet benefits in
carbon constrained world

BET installation improves
operating capability of coal
fleet and enables a wide
variety of coals

Expansion opportunities
through existing
experience and
infrastructure, including
peaker bids

Strong free cash flow

PSEG Power - Delivering Value: Today and Tomorrow

Delivering Value: Today and Tomorrow

PSEG – Financial Review and
Outlook

We make things work for you.

Tom O’Flynn

Executive Vice President and Chief Financial Officer

Balanced business mix

Federal and State policies
provide opportunities for
growth – Leadership
position in energy policy

Major Power capital
projects nearing
completion

Financial strength
provides flexibility

Dividend payout target of
40%-50% provides room
for growth

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Achieved earnings
targets

Operational excellence
drove results

Balance sheet
strengthened; credit
outlook improved

Attractive dividend
growth rate

2009 earnings guidance
represents continued
growth

Operational excellence
improving results

Multi-year hedging
strategy, including BGS
mitigates market risk

Dividend increased – 6th
consecutive year; 102nd
year of paying an annual
dividend

Strong financial position –
credit metrics, liquidity

PSEG - Delivering Value: Today and Tomorrow

Delivering Value: Today and Tomorrow

$376

$360

$949

$1,050

$123

$101

($63)

$320 - $345

$1,210 - $1,285

$0 - $20

($24)

($10) - $0

2007

2008

2009

$2.72

$2.57

$2.50

$2.30

We achieved our 2008 earnings guidance …

… and expect continued earnings growth in 2009.

$2.72*

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

$2.92*

$3.05

$2.80

Guidance
Range

Guidance
Range

$3.25

$3.00

Guidance
Range

Initial
Guidance

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow

PSEG Consolidated

2008 Sources and Uses

Proceeds from asset sales provided further support for debt
reduction.

$0.0

$1.0

$2.0

$3.0

$4.0

Sources

Uses

Share Repurchases

Cash Ops*
(Non-GAAP)

Shareholder
Dividend

Investment
(includes
Nuclear
Fuel)

Debt
Reduction

Net  Asset
Sales

Internally generated cash in 2008 exceeded investment needs.

* Cash Ops (Non-GAAP) represents Cash Ops adjusted for securitization principal repayment, taxes associated with asset sales, and IRS deposits.

IRS Deposit

Delivering Value: Today and Tomorrow

Consolidated

PSE&G

Power

Holdings

Net Short Term Debt / (Investments)

(0.2)

(0.0)

-

-

Total Long-Term Debt

7.2

3.5

2.9

0.5

Preferred Stock

0.1

0.1

-

-

Common Equity

7.8

3.6

3.9

1.1

Total Capitalization

14.9

7.2

6.8

1.6

2008 Year-End Capital Structure*

$ Billions

45%

50%

55%

2007

2008

48%

50%

47%

50%

53%

2007

2008

PSE&G

Regulatory Equity Ratio

PSEG Consolidated

Total Debt to Total Capitalization

Our balance sheet has been strengthened …

… which provides us substantial financial flexibility.

*Excludes securitization and non-recourse debt

~$525M reduction in Net Debt
excluding PSE&G

~

~

Delivering Value: Today and Tomorrow

35%

40%

45%

50%

55%

2007

2008

2009

20%

25%

30%

35%

2007

2008

2009

PSEG

Funds from Operations / Total Debt

PSEG Power

Funds from Operations / Total Debt

Target    Mid-20’s

≈

Target    Mid-30’s

≈

We are meeting or exceeding key credit measures …

… maximizing financial flexibility in uncertain credit markets.

Delivering Value: Today and Tomorrow

PSE&G’s investments in Energy Efficiency, Stimulus and Solar are conditioned upon receiving reasonable rate treatment.

Future investments are weighted towards PSE&G and growth.

2009 - 2011 Capital Expenditures

$0

$500

$1,000

$1,500

$2,000

$2,500

2009

2010

2011

Power –
Sustainability

PSE&G -
Distribution

Infrastructure

Power – BET
Environmental

PSE&G -
Transmission

PSE&G - Other

Solar 4 All

Pending
Filings

Energy Efficiency

Solar II

Power –
Growth

Delivering Value: Today and Tomorrow

PSEG Power had substantial and growing …

… excess cash due to declining capital expenditures.

2008

2009

~ $525M

Excess Cash Flow

Cash Ops
excluding
changes in
working capital

Less: Investing
including Capex
of $822M and
Nuclear Fuel of
$150M

$129M

$800M - $900M

Improving
Earnings &
Cash Ops

Declining
Capex

Excess Cash Flow =
Potential Dividends

PSEG Power Cash Flow

2009 Capex =
$693M

vs.

Sustainability
Capex =

$200M - $225M

$1.2B - $1.3B

Excluding

Non-Recurring
Capex

Excess Cash at
Maintenance
Capex Levels

Delivering Value: Today and Tomorrow

PSE&G’s asset base is growing.

2009

Guidance

Retained

Earnings

Debt

Financing

Other Cash

Ops

2009

$320M - $345M

“Normal Dividends”

$100M - $150M

Capex Debt
Financing

Base Capex
~ $850M

Dividends to the Parent are dependent on capital needs.

PSE&G Cash Flow

Cash Flow Drivers

Capital Spending
(Pending Filings)

Earnings

Dividends / Capital
Contributions Dependent
on Capital Spending

Cash Flow from
adjustments to NI
including
Depreciation

Delivering Value: Today and Tomorrow

PSEG

	≤	≤

PSE&G

PSEG Power LLC

PSEG Energy Holdings

	▪ ▪	▪ ▪	
	↑ ⇒ ↓	≤	≥

Unused Debt Capacity
$750M

Earnings

Capex declines annually
by an average of $150M
during 2010 and 2011

$800M - $900M

Earnings

Capital Program (Pending
Filings)

Ongoing Drivers of Change

Potential One-Time Impacts

Dividend Range
(“Normalized”)

Equity Ratio    1%
 Dividend     $75M

Cash on Hand

Plus: Asset Value

Plus: Net Debt Capacity

Potential Tax Liability

$100M - $150M

$750M

$225M - $375M

$800M - $900M

$100M - $150M

($675M)

2009

2009

(Sustainability Capex Only)

$100M - $150M

PSE&G Dividend

$750M

Unused Debt Capacity

(One-Time)

$625M - $775M

Excess Cash

$1.2B - $1.3B

Power Dividend

($675M)

Shareholder Dividend

PSEG has meaningful excess cash which can…

… be redeployed toward attractive risk-adjusted investments.

Delivering Value: Today and Tomorrow

…with most of our credit facilities extending until 2012.

We have substantial liquidity…

Non-PSE&G Credit Capacity

0

500

1,000

1,500

2,000

2,500

3,000

3,500

2009

2010

2011

2012

PSEG and PSEG
Power Multi-Year
Credit Facilities

Energy
Holdings
Credit
Facility

Bilaterals*,**

Facility
Expirations

December
($2.6B)

5.0%

BNP Paribas

5.2%

Citibank

5.6%

The Bank of New York
Mellon

5.6%

Wachovia Bank

5.6%

Barclays Bank

5.6%

Royal Bank of
Scotland

5.9%

Scotia Capital

9.2%

JP Morgan Chase**

9.9%

Bank of America (incl.
Merrill Lynch)

10.2%

Mizuho*

% of Total
Commitment

Institution

* Includes bilaterals expiring in March ($150M) and June 2009

 ($100M)

** Includes bilateral expiring June 2009 ($100M)

Delivering Value: Today and Tomorrow

… to mitigate impacts of current environment, including increasing pension expense.

6.80%

6.50%

Discount Rate

31.0*

16.0

$15.0*

2008 Actual

162.0*

TOTAL

80.0

PSEG Power / Other

$82.0*

PSE&G

2009 Estimate

($millions)

* After capitalization and Service Company allocation

We are aggressively managing O&M costs …

PSE&G expects a
cost of service
adjustment
following our rate
case.

Estimated Pre-Tax Pension Expense

-2.0%

0.0%

2.0%

4.0%

6.0%

8.0%

O&M Including Pension*

O&M Excluding Pension

O&M Expense Growth Rates

Reflects restaffing
organization

2008 – 2009

2006 –
2008

2006 –
2008

* Excludes impact of utility recovery clauses

Delivering Value: Today and Tomorrow

2007

Operating

Earnings

without NDT

and MTM*

2008

Operating

Earnings

without NDT

and MTM*

Power

Utility

Holdings

Other

2009 Guidance

… with visible sources of value to achieve this result.

2009’s guidance reflects continued earnings growth…

$1,363M

$1,520 –
$1,650M

($40 – 15M)

($99 – 79M)

$103 – 178M

$14 – 24M

PSEG’s 2007-2008 Operating Earnings vs 2009 Guidance

$1,542M

Benefit of
lower debt
levels and
interest
expense

{EPS=
$2.68}

{EPS=
$3.03}

{EPS =

$3.00-
3.25}

*See page 138 for Operating Earnings without NDT and MTM

Delivering Value: Today and Tomorrow

Operational excellence, financial strength and disciplined investment…

… position us well in today’s market.

Low payout ratio and strong balance sheet provide support

Is dividend secure?

Strong balance sheet, credit metrics and liquidity

What is the impact of
credit market stress?

Strong cash flow well in excess of PSE&G’s equity
requirements

Do you need equity?

Carbon friendly

Federal and State Policy initiatives support capital plans

How is PSEG affected
by policy changes?

Multi-year hedging profile supported by core assets

Asset balance dampens relative fuel price volatility

Capacity markets provide stability

What’s the impact of
commodity volatility?

PSE&G current/pending rate needs equal 2-4% impact

BGS supply generally priced at market

What is impact on
customer from capital
programs?

PSEG Position

Market’s Questions

Delivering Value: Today and Tomorrow

Balanced business mix

Federal and State policies
provide opportunities for
growth – Leadership
position in energy policy

Major Power capital
projects nearing
completion

Financial strength
provides flexibility

Dividend payout target of
40%-50% provides room
for growth

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Achieved earnings
targets

Operational excellence
drove results

Balance sheet
strengthened; credit
outlook improved

Attractive dividend
growth rate

2009 earnings guidance
represents continued
growth

Operational excellence
improving results

Multi-year hedging
strategy, including BGS
mitigates market risk

Dividend increased – 6th
consecutive year; 102nd
year of paying an annual
dividend

Strong financial position –
credit metrics, liquidity

PSEG - Delivering Value: Today and Tomorrow

Delivering Value: Today and Tomorrow

Public Service Enterprise Group

We make things work for you.

Executive Profiles

We make things work for you.

Ralph Izzo

Ralph Izzo was elected chairman and chief executive officer of Public Service Enterprise Group Incorporated (PSEG), in April 2007. He
was also named as the company’s president and chief operating officer, and a member of the board of directors of PSEG, in October
2006. Prior, Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (PSE&G).

Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations, PSE&G vice president – appliance service, PSEG vice president - corporate planning, Energis
Incorporated senior vice president – finance and information services, and PSE&G vice president - electric ventures.  In these capacities, he broadened his experience in the areas of general management, strategic planning and finance.

Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena.  His public policy experience includes service as an American Physical Society Congressional Science Fellow, in the office of U.S. Senator Bill Bradley.  He also served four years as a senior policy advisor in the Office of New Jersey Governor Thomas H. Kean, specializing in energy, science and technology.

Mr. Izzo’s career began as a research scientist at the Princeton Plasma Physics Laboratory, performing numerical simulations of fusion energy experiments.  He has published or presented over 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his
Bachelor of Science and Master of Science degrees in mechanical engineering and his Doctor of Philosophy degree in applied physics from Columbia University.  He also completed the requirements for a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards.

Mr. Izzo is chairman of the board for the Center for Energy Workforce Development (CEWD), as well as for the Drumthwacket
Foundation. He serves on the board of directors for the New Jersey Chamber of Commerce, the New Jersey Utilities Association, the
Edison Electric Institute (EEI), and the Nuclear Energy Institute (NEI). Mr. Izzo is also a member of the Council on Competitiveness –
Energy Security; Innovation and Sustainability Initiative Steering Committee; and on the board of trustees for the New Jersey Network
Foundation.

Chairman, President and Chief
Executive Officer

Public Service Enterprise Group
Incorporated

Thomas M. O’Flynn

Thomas M. O’Flynn was named executive vice president and chief financial officer for Public Service Enterprise

Group Incorporated (PSEG), in July 2001. He is also the chief financial officer of Public Service Electric and Gas

Company (PSE&G), PSEG Power (Power), and PSEG Energy Holdings (Holdings). Mr. O’Flynn had been president and chief operating officer of Holdings, until July 2008, overseeing the operations of its two main subsidiaries: PSEG Global and PSEG Resources.

Mr. O’Flynn came to PSEG with 15 years of experience at Morgan Stanley, where he specialized in corporate finance for electric and gas utility and power clients.  As a managing director in Morgan Stanley’s global power and utility group and head of the North American region, he worked with major energy companies on many strategic advisory and financing transactions; including mergers and acquisitions, IPO offerings and capital raising assignments. Also, while at Morgan Stanley he served as a financial advisor to PSEG, prior to becoming the managing director of Morgan Stanley’s global power and utility group.

Mr. O’Flynn holds a degree from Northwestern University in economics and a Master of Business Administration degree from the University of Chicago. He currently serves as the chairman of the finance executive advisory committee of the Edison Electric Institute (EEI) and also serves on the board of directors for Nuclear Electric

Insurance Limited (NEIL), the New Jersey Performing Arts Center (NJPAC) and The Newark Museum.

Executive Vice President and Chief
Financial Officer

Public Service Enterprise Group
Incorporated

William Levis

William Levis was elected president and chief operating officer of PSEG Power (Power), effective June 2007. He had been president and chief nuclear officer of PSEG Nuclear (Nuclear) since January 2007, while retaining his position as
Power’s president and COO. Power is a major unregulated independent power producer in the U.S. with three main subsidiaries: PSEG Fossil, PSEG Nuclear, and PSEG Energy Resources and Trade.

Previously, Mr. Levis was also senior vice president and chief nuclear officer, as part of the Nuclear Operating Services
Agreement between PSEG and Exelon Corporation. Under his leadership Nuclear’s Salem and Hope Creek stations have advanced to the highest performance levels in the stations’ history. Improvement in the stations’ work environment has resulted in the closing of two long standing NRC cross-cutting issues - problem identification and resolution, and safety conscious work environment.

Mr. Levis has more than 25 years of diversified experience in the nuclear power industry.  Before coming to PSEG he was Exelon Nuclear’s vice president Mid-Atlantic operations, where he provided executive oversight of day-to-day operations of the Limerick, Peach Bottom, Three Mile Island and Oyster Creek Stations. He joined Exelon as the Byron
Station Manager in 1998 and was promoted to site vice president the following year. In 2001 he was named site vice president at Limerick Generating Station.

Prior to joining Exelon Mr. Levis worked at Ontario Hydro’s Pickering Plant and held several positions over a five-year period with Carolina Power & Light’s Brunswick facility. During this time the station was removed from the NRC Watch
List and set new records in the areas of safety, production and cost. Mr. Levis’ background also includes experience with
NRC, Westec Services, General Electric Nuclear Services and the U.S. Navy.  He has a Bachelor of Science degree in marine engineering from the U.S. Naval Academy and holds an SRO (senior reactor operator) certification.  Mr. Levis retired as a commander in the Naval Reserves and attained his professional engineer license in 1985.

President and Chief Operating Officer

PSEG Power

Ralph A. LaRossa

Ralph A. LaRossa was named president and chief operating officer of Public Service Electric and Gas

Company (PSE&G), in October 2006.  Prior to this position he was vice president - electric delivery for PSE&G.

Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations. Past positions include vice president - delivery operations support, division manager - Metropolitan electric division, director - distribution operations, manager - gas distribution, project manager for AWMS (automated work management system), assistant division manager,

district manager and field engineer in gas distribution.  PSE&G is New Jersey’s largest electric and gas utility.

Mr. LaRossa is a graduate of Stevens Institute of Technology with a Bachelor of Engineering degree in industrial engineering, and has completed the Harvard Business School’s Program for Management Development.  In 1998

he received Gas Industry Magazine’s Outstanding Manager of the Year Award. Mr. LaRossa is a member of the

Association of Edison Illuminating Companies (committee on power delivery), the Electric Power Reliability

Institute (EPRI) research advisory committee, the PJM Designated Officers Committee, and the PJM

Transmission Owners Agreement administrative committee. He is also on the board of directors of Bergen

County’s United Way and a member of the Montclair State University board of trustees.

President and Chief Operating Officer

Public Service Electric and Gas Company

Stephen C. Byrd

Stephen C. Byrd was named president and chief operating officer of PSEG Energy Holdings (Holdings), in July
2008, and president of PSEG Global, in August 2008. Prior, he was senior vice president - finance, business development, strategy and M&A for Public Service Enterprise Group Incorporated (PSEG), since January 2007. As senior vice president Mr. Byrd’s responsibilities also included overseeing finance matters for two subsidiaries -
Public Service Electric and Gas Company (PSE&G) and Holdings.

Prior to joining PSEG, Mr. Byrd was executive director of the global energy and utilities group in the investment banking firm of Morgan Stanley.  In this position he had the lead role in developing transactions involving a combination of investment banking, commodities and structured finance capabilities. On the M&A front Mr. Byrd advised on a broad range of transactions, from less than $100 million in size to more than $40 billion. In the financing area his lead execution roles included initial public stock offerings, principal investments in private companies, convertible offerings and high-yield and investment grade debt offerings.

Mr. Byrd is a member of the New York State Bar Association and holds a joint Doctor of Law and Master of
Business Administration degree from the University of Virginia.  He also earned a Bachelor of Business
Administration degree in finance from the College of William and Mary.

President and Chief Operating Officer

PSEG Energy Holdings

President

PSEG Global

Clarence (Joe) Hopf, Jr.

Clarence (Joe) Hopf, Jr. was named president of PSEG Energy Resources & Trade in June 2008. His responsibilities include management of PSEG Power’s generation portfolio and basic gas supply service, purchasing of fuel, mid- and back-office operations as well as trading and marketing activities.

Prior to joining PSEG, Mr. Hopf was president of PPL EnergyPlus in Allentown, PA, since 2006.  He was responsible for managing PPL’s wholesale/retail marketing and trading operation in the United States.  Mr. Hopf has held a variety of posts with increasing responsibility in the electric generation and energy trading business since 1981.  Prior to joining PPL in 2005 as a senior vice president, he served as a vice president at Goldman
Sachs in New York and, before that, at AmerenEnergy in St. Louis.

President

PSEG Energy Resources & Trade

Daniel J. Cregg

Daniel J. Cregg was named vice president – finance power for PSEG Services Corporation, in December 2006.
Prior to this appointment he was director – financial reporting and communications at PSEG Power, with responsibilities including financial reporting and forecasting, investor communications, financings, rating agency interactions, external reporting, and cash forecasting.  He previously held leadership positions with Power in the areas of financial valuations, competitive intelligence, and fundamental market modeling; with critical responsibilities in Power’s development and strategic planning activities.

Previously, Mr. Cregg was director of PSEG corporate development.  He joined PSEG in 1991 with overall responsibility for tax planning, strategy and compliance for PSEG Energy Holdings, including domestic and international tax structuring work for PSEG Global and PSEG Resources.

Prior to joining PSEG Mr. Cregg spent five years with the accounting and consulting firm of Deloitte and Touche, providing services to a wide array of clients with an emphasis on the energy industry.

Mr. Cregg has been involved in raising awareness and funding for Sudden Infant Death Syndrome (SIDS) for the last fifteen years.  He is also an executive sponsor for Power’s diversity council and is a member of PEGPAC,
PSEG’s Political Action Committee.

Mr. Cregg holds a Master of Business Administration degree from the Wharton School of the University of
Pennsylvania, is a graduate of Lehigh University, where he received a bachelor’s degree in accounting and is a certified public accountant.

Vice President – Finance Power

PSEG Services Corporation

Appendix

We make things work for you.

Proposed energy efficiency investment and savings

Investment Timeline

2009 – 2011 (18 months)

Category

Investment

Annual

Lifetime

Annual

Lifetime

Jobs

Residential

($ millions)

Whole House

$25

5,428

86,847

27,587

551,744

120

Multi-Family

25

5,428

86,847

27,587

551,744

60

10,856

173,694

55,174

1,103,488

180

Industrial & Commercial

Small Business

20

35,897

538,462

74,359

1,115,385

80

Muni/Local/State Government

35

49,595

743,927

82,186

1,232,794

143

Hospital Efficiency

35

73,200

1,098,000

748,466

11,226,994

140

Data Center

12

38,400

576,000

147,239

2,208,589

50

Tech Demo Sub-Program

12

18,947

284,210

192,000

2,880,000

50

Building

2

3,750

56,250

38,462

576,923

8

219,789

3,296,849

1,282,712

19,240,685

471

Admin Sales, Training, Evaluation, IT

24

TOTAL

$190

230,645

3,470,543

1,337,886

20,344,173

651

Savings (MWh)

Savings (Dtherms)

Delivering Value: Today and Tomorrow

Rate Mechanism

PSE&G proposes to recover the costs of the program through
an annual adjustment to electric and gas rates which would
not exceed 1%.

The cost of capital would be based on a capital structure
consisting of 51.2% common equity with a return on common
equity of 10.3%--consistent with the return allowed NJNG in
its December 2008 base rate case decision.

The Energy Efficiency Program revenue requirements would
include the recovery of lost distribution margin.

Delivering Value: Today and Tomorrow

PSE&G Solar 4 All Proposal

Neighborhood Solar (40 megawatts) - $264M investment

Solar panels on utility poles and street lights in neighborhoods throughout
PSE&G’s service territory.

Local Government Solar (43 megawatts) - $273M investment

Solar, owned and operated by PSE&G, on municipal and public school district facilities. Local governments will receive a credit on their utility bill equal to the amount of energy generated by the system.

Centralized Solar (35 megawatts) – $221M investment

Solar systems on PSE&G land/buildings.

Solar energy farms on brownfields, non-profit-owned real estate, and underdeveloped real estate

HMFA/Affordable Housing Solar (2 megawatts) - $15M investment

Solar on New Jersey Housing and Mortgage Finance Agency (HMFA)-financed or other affordable housing communities

PSE&G is seeking a 10.3% ROE on its equity capital invested (51.2% common equity in its capital structure).  Customer rate impact mitigated by benefits associated with ITC and the value of electricity and Solar Renewable Energy Certificates (SRECs)
generated by the projects

NJ BPU has 180 days to respond.

Delivering Value: Today and Tomorrow

Income Recognition – $355 Million Charge

(400)

(200)

0

200

06/30/08

2009-

2013

2014-

2018

2019-

2023

2024-

2028

2029-

2034

Assumes issue is resolved with the IRS at current reserve levels involving $900 - $950 million cash outflow in or by 2010.

$355

Delivering Value: Today and Tomorrow

PSEG Energy Holdings - Global’s US Generation Assets

Term

Counterparty

Fuel / Technology

% Owned

Total
MW

Merchant Generation

Term

Counter-party

Fuel / Technology

% Owned

Total
MW

Contracted Generation

2011

Penelec

Hydro

4%

15

Conemaugh

2010

Constellation

Biomass
(wood chips)

40%

16

Bridgewater
(New Hampshire)

2,395

2,734

Total Merchant &
Contracted Generation

2016

HECO

Oil

50%

208

Kalaeloa
(Hawaii)

2021

PG&E

Pet coke

50%

132

GWF & Hanford

(California)

2012

CDWR

Natural Gas-Fired
Peaker

60%

363

GWF Energy
(California)

Dec 31,

2010

Merchant 1,650
MW

Contract: 350
MW

Natural Gas-Fired
7FA CCGT

100%

2,000

PSEG Texas:
  Odessa (West)
  Guadalupe (South)

Delivering Value: Today and Tomorrow   127

OK
NM
TX
AR
LA
North
West
South
Houston
Zones
North
Houston
South
West
This map was created using Platts PowerMap

PSEG Energy Holdings - Texas Business Overview

40%

5,703

4,257

1,446

4,083

West

Odessa

-10%

19%

Reserve
Margin
2008*

15,365

20,170

Total

Gas

Nuclear,
Coal, Wind**

Hydro

Load

Zone

12,218

3,147

17,116

Houston

12,068

8,102

16,943

South

Guadalupe

* Reserve Margins calculated on data provided by ERCOT

** Wind is based on 8.7% of installed capacity (ERCOT Peak reliability % as of August 2008)

Texas (ERCOT) Electric Market Zones

Two 1,000 MW combined cycle facilities

Highly efficient gas-fired plants, on-line
in 2001

Forced outage rate less than 2%

Market Characteristics:

Bilateral forward market

Day ahead balancing and ancillary services
bid market

No capacity payments…margins derived
from energy and ancillary services

Nodal market transition likely in 2010

Natural gas units on the margin over 90%
of the time

Average load growth rate 2%

Odessa

Midland

Guadalupe

Austin

San Antonio

Delivering Value: Today and Tomorrow   128

PSEG Energy Holdings - Other International Generation

Modest investments: total of  ~$24M (book value at 12/31/08)

Term

Counter-party

Fuel /
Technology

%
Owned

Total
MW

Asset

n/a

Merchant

Natural Gas

50%

120

Turboven
Maracay & Cagua,
Venezuela

2013

Manufacturas
de Papel C.A.
“Manpa”

Natural Gas

9%

40

TGM

Venezuela

2032

TNEB (State
Electricity
Board)

Naphtha /
Natural Gas

20%

330

PPN
Tamil Nadu, India

Delivering Value: Today and Tomorrow

PSEG Resources – Non LILO/SILO Lease Investments

* Includes booked residual

Reliant

Power Plant

Aug-00

2026 & 2034

Y

422

307

Dynegy

Power Plant

May-01

2031 & 2035

Y

359

267

EME 2

Power Plant

Aug-00

2030 & 2034

Y

333

217

Merrill Creek

Reservoir

Jun-88

2032

N

321

124

Grand Gulf

Nuc. Plant

Dec-88

2015

N

123

104

Qwest

Real Estate

Dec-91

2012

Y

204

88

Dutch Rail

Rail Cars

Oct-92

2010

N

49

49

Renaissance Ctr

Real Estate

Apr-88

2021

Y

62

38

Wal-Mart

Real Estate

Sep-91

2011-2025

Y

54

36

E-D Centers

Real Estate

Jun-90

2020 & 2021

Y

29

25

Whitehorn

Power Plant

Feb-00

2009

Y

15

15

Wal-Path

Real Estate

Apr-91

2021

Y

15

11

TOTAL

1,986

1,281

53%

56%

% Total Lease Portfolio

Average Life: 18.5 Years

Residual

2009-2035 Pre-tax

Cash Flow*

($ million)

Book

Investment

as of 12/31/08

($ million)

Agreement

Property

Type

Start

Lease

Termination

Delivering Value: Today and Tomorrow

PSEG Resources Portfolio – Top Ten Leases

AA+/Aa1

3%

70

540MW coal-fired generation facility in Netherlands

EZH

AA/Aa2

3%

73

Gas distribution network in Netherlands

EDON

BBB-/Ba1

4%

88

Qwest headquarters located in Denver, CO

US West/Qwest

A+/Aa3

4%

104

1,100 MW nuclear station in Mississippi

Grand Gulf

BBB/
A3

5%

124

Reservoir in NJ

Merrill Creek –
(PECO, MetEd,
Delmarva Power &
Light)

BBB-/Baa3

61%

1,475

Total Top Ten

A-/A3

95%

2,279

Total Leases

AA+/Aa1

5%

109

Electric distribution system in Austria

ESG

AA+/Aa1

5%

116

Gas distribution network in Netherlands

ENECO

BB-/B1

9%

217

Powerton & Joliet Generating Stations (IL)

2 coal-fired generating facilities (1,640 equity MW)

Edison Mission
Energy (EME)

B/B3

11%

267

Danskammer & Roseton Generating Station (NY) –
370 MW coal fired and 1,200 MW oil/gas fired

Dynegy Holdings

B+/Ba1

13%

307

Keystone, Conemaugh & Shawville (PA)

3 coal fired plants (1,162 equity MW)

REMA (Reliant)

Credit

Rating*

% of

Portfolio

$ Invested

(millions)

Equipment

Lessee

*Reflects lessee or additional equity collateral support

Delivering Value: Today and Tomorrow

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
2009
2010
2011

Delivering Value: Today and Tomorrow

Historical Forward Prices…

PJM Western Hub Dark Spread

($/MWh)

Western Hub RTC

($/MWh)

Central Appalachian Coal

($/Ton)

*All data monthly average

132

$40

$50

$60

$70

$80

$90

$100

$110

$120

$130

$50

$60

$70

$80

$90

$100

$10

$20

$30

$40

$50

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09

$5

$6

$7

$8

$9

$10

$11

$12

$50

$60

$70

$80

$90

$100

$110

$10

$15

$20

$25

Historical Forward Prices…

PJM Western Hub Spark Spread

($/MWH)

Western Hub On Peak

($/MWh)

Natural Gas Henry Hub

($/MMbtu)

*All data monthly average

2009

2010

2011

Delivering Value: Today and Tomorrow

Operated by PSEG Nuclear

PSEG Ownership: 100%

Technology:
        Boiling Water Reactor

Total Capacity: 1,211MW

Owned Capacity:  1,211MW

License Expiration: 2026

Operated by PSEG Nuclear

Ownership: PSEG - 57%,
        Exelon – 43%

Technology:

       Pressurized Water Reactor

Total Capacity: 2,345MW

Owned Capacity: 1,346MW

License Expiration: 2016 and
2020

Operated by Exelon

PSEG Ownership: 50%

Technology:

        Boiling Water Reactor

Total Capacity: 2,224MW

Owned Capacity: 1,112MW

License Expiration: 2033
and 2034

Hope Creek

Salem Units 1 and 2

Peach Bottom Units 2 and 3

Our five unit nuclear fleet …

… is a critical element of Power’s success.

Delivering Value: Today and Tomorrow

The RGGI cap on CO2 emission shows that headroom exists …

… compared to historical emission levels.

Affected Sources

Fossil-fired electric generating
units with a capacity of 25MW
and larger

200

190

Actual &

Forecast Co2

RGGI Cap

180

170

160

150

140

Actual

Projected

CO2 Emissions vs. RGGI Cap

(Actuals through 2007)

130

2000

2002

2004

2006

2008

2010

2012

2014

2016

2018

Targets and Timing

Three-year compliance periods
with the first running from 2009-
2011

Stabilization of CO2 emissions at
recent levels through 2015
(~188 million tons per year)

Achieve a 10% reduction of CO2
emissions below recent levels by
2019

This translates into ~13%
reduction below 1990 levels or
~35% reduction from Business
as Usual (BAU) levels by 2020

Delivering Value: Today and Tomorrow

The implementation of carbon will address the critical issue of global warming…

~$12.00 - ~$14.00

100%

Total

$0.00

$0.00

0%

Nuclear

$4.80 - $3.60

$8.00

60%- 45%

Gas CC

$1.20 - $0.60

$12.00

10% - 5%

CTs

$6.00 - $10.00

$20.00

30% - 50%

Coal

Impact

$/MWh

On margin
(approximate)

Dispatch curve implication @ $20/ton*

By Fuel Type

$12.0

$18.0

$30.0

@$30

$8.0

$12.0

$20.0

@$20

$4.0

$6.0

$10.0

@$10

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

… and activity continues in the direction of a national program.

*For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.

Energy Produced – 2008

53%

23%

23%

Nuclear

Coal

Gas

Total GWh: 55,300

Pumped Storage
& Oil 1%

Delivering Value: Today and Tomorrow   136

Capacity value conversion table ($)

$140

$110

$100

$90

$80

Megawatt / Day

11.50

9.00

8.20

7.40

6.58

= Megawatt hour

50.40

39.60

36.00

32.40

28.80

= Kilowatt / Year

4.20

3.30

3.00

2.70

2.40

= Kilowatt / Month

Megawatt / Day       Kilowatt / Month = (1 Megawatt / 1000) * 30 days

Kilowatt / Month       Kilowatt / Year = (1 Kilowatt per month *12 months)

Kilowatt / Year       Megawatt hour = (($ per Kilowatt / Year * 1000) / (# of hours in a year)) * load factor

Load factor for PEG = 50%

Delivering Value: Today and Tomorrow   137

Operating Earnings Without NDT and MTM

*See page 139 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Unaudited ($ millions)

2008

2007

2006

Operating Earnings*

1,487

$

1,385

$

866

$

Less:

   NDT Activity

(71)

12

11

   MTM

16

10

28

Operating Earnings Without NDT and MTM

1,542

$

1,363

$

827

$

Earnings per share:

2008

2007

2006

Operating Earnings*

2.92

$

2.72

$

1.72

$

Less:

   NDT Activity

(0.14)

0.02

0.02

   MTM

0.03

0.02

0.06

Operating Earnings Without NDT and MTM

3.03

$

2.68

$

1.64

$

Fully Diluted Average Shares Outstanding

508M

509M

505M

Delivering Value: Today and Tomorrow

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings

Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Pro-forma Adjustments, net of tax

2008

2007

2006

Earnings Impact (in Millions)

Asset Sales and Impairments:

Impairment of PPN

(9)

$

(2)

$

-

$

Impairment of Turboven

(4)

(7)

-

Loss on Sale of Chilquinta and Luz del Sur

-

(23)

-

Loss on Sale of RGE

-

-

(178)

Premium on Bond Redemption

(1)

(28)

(7)

Total Asset Sales and Impairments

(14)

(60)

(185)

Lease Reserves

(490)

-

-

Total Pro-forma to Operating Earnings

(504)

$

(60)

$

(185)

$

Fully Diluted Average Shares Outstanding (in Millions)

508

509

505

Per Share Impact (Diluted)

Asset Sales and Impairments:

Impairment of PPN

(0.02)

$

-

$

-

$

Impairment of Turboven

(0.01)

(0.01)

-

Loss on Sale of Chilquinta and Luz del Sur

-

(0.05)

-

Loss on Sale of RGE

-

-

(0.70)

Premium on Bond Redemption

-

(0.06)

(0.03)

Total Asset Sales and Impairments

(0.03)

(0.12)

(0.73)

Lease Reserves

(0.96)

-

-

Total Pro-forma to Operating Earnings

(0.99)

$

(0.12)

$

(0.73)

$

For the Twelve Months Ended

December 31,

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

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